SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 30, 2002



                           The Phoenix Companies, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-16517                  06-0493340
----------------------------  ------------------------  ------------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
    of Incorporation)                                      Identification No.)




           One American Row, Hartford, CT                       06102-5056
------------------------------------------------------  ------------------------
       (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (860) 403-5000


                                 NOT APPLICABLE
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

EXPLANATORY NOTE: This filing replaces a Current Report that was filed on September 30, 2002 and that has been withdrawn. This filing is identical to the September 30 Current Report except that some extraneous information has been deleted.

         On September 30, 2002, The Phoenix Companies, Inc. issued a press release regarding management succession at the company. A copy of this press release is filed as Exhibit 99.1.

         On September 27, 2002, The Phoenix Companies, Inc. entered into a Retirement and Transition Agreement with Robert W. Fiondella. A copy of this agreement is filed as Exhibit 99.2.

         In August and September 2002, The Phoenix Companies, Inc. entered into a Statement of Clarification and Intent with each of Carl T. Chadburn, Philip R. McLoughlin and David W. Searfoss in connection with their respective employment-related contracts. A copy of this Statement and other employment-related documentation for Carl T. Chadburn are filed as Exhibits 99.3 through 99.6. A copy of this Statement and other employment-related documentation for Philip R. McLoughlin are filed as Exhibits 99.7 through 99.9. A copy of this Statement and other employment-related documentation for David W. Searfoss are filed as Exhibits 99.10 through 99.13.


Exhibit Number    Description
--------------    -----------

     99.1         Press Release, dated September 30, 2002

     99.2         Retirement and Transition Agreement between Robert W.
                  Fiondella and The Phoenix Companies, Inc., dated September 27, 2002

     99.3 Statement of Clarification and Intent between Carl T. Chadburn and The Phoenix Companies, Inc., dated August 30, 2002

     99.4 General Release by Carl T. Chadburn in favor of The Phoenix Companies, Inc., dated August 29, 2002

     99.5         Election Form for Carl T. Chadburn, dated August 29, 2002

     99.6 Deferred Compensation Agreement and Acceptance and Election Form for Carl T. Chadburn, dated August 29, 2002.

     99.7         Statement of Clarification and Intent between Philip R.
                  McLoughlin and The Phoenix Companies, Inc., dated September 4, 2002

     99.8 General Release by Philip R. McLoughlin in favor of The Phoenix Companies, Inc., dated September 4, 2002

     99.9         Election Form for Philip R. McLoughlin, dated September 3,
                  2002

     99.10        Statement of Clarification and Intent between David W.
                  Searfoss and The Phoenix Companies, Inc., dated September 5, 2002

     99.11 General Release by David W. Searfoss in favor of The Phoenix Companies, Inc., dated September 5, 2002

     99.12        Election Form for David W. Searfoss, dated August 29, 2002

     99.13        Deferred Compensation Agreement Election Form for David W.
                  Searfoss, dated August 29, 2002

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE PHOENIX COMPANIES, INC.



Date: October 9, 2002              By:       /s/ Carole A. Masters
      ---------------                 ------------------------------------------
                                      Name:  Carole A. Masters
                                      Title: Vice President and Counsel

                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     99.1         Press Release, dated September 30, 2002

     99.2         Retirement and Transition Agreement between Robert W.
                  Fiondella and The Phoenix Companies, Inc., dated September 27, 2002

     99.3 Statement of Clarification and Intent between Carl T. Chadburn and The Phoenix Companies, Inc., dated August 30, 2002

     99.4 General Release by Carl T. Chadburn in favor of The Phoenix Companies, Inc., dated August 29, 2002

     99.5         Election Form for Carl T. Chadburn, dated August 29, 2002

     99.6 Deferred Compensation Agreement and Acceptance and Election Form for Carl T. Chadburn, dated August 29, 2002.

     99.7         Statement of Clarification and Intent between Philip R.
                  McLoughlin and The Phoenix Companies, Inc., dated September 4, 2002

     99.8 General Release by Philip R. McLoughlin in favor of The Phoenix Companies, Inc., dated September 4, 2002

     99.9         Election Form for Philip R. McLoughlin, dated September 3,
                  2002

     99.10        Statement of Clarification and Intent between David W.
                  Searfoss and The Phoenix Companies, Inc., dated September 5, 2002

     99.11 General Release by David W. Searfoss in favor of The Phoenix Companies, Inc., dated September 5, 2002

     99.12        Election Form for David W. Searfoss, dated August 29, 2002

     99.13        Deferred Compensation Agreement Election Form for David W.
                  Searfoss, dated August 29, 2002